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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 3, 2000.
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                            NET VALUE HOLDINGS, INC.
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               (Exact name of registrant as specified in charter)



           Delaware                   0-29413                  65-0867684
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(State or other jurisdic-      (Commission File Number)      (IRS Employer
 tion of incorporation)                                      Identification No.)


1085 Mission Street, San Francisco, CA                            94103
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(Address of principle executive offices)                        (Zip Code)


Registrant's telephone number, including area code 415-575-4755
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                                       N/A
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         (Former name or former address, if changed since last report.)

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                     Exhibit Index appears on Page 6 hereof




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Item 5.  Other Events.

         On March 3, 2000, Net Value Holdings, Inc. (the "Company") sold 4,166,667 shares of its newly-created Series C Convertible Participating Preferred Stock (the "Series C Preferred Stock") to a group of institutional investors and their affiliates led by Tudor Investment Corporation, Brown Simpson Asset Management and BNY Capital Markets, Inc. (the "Series C Investors") for an aggregate purchase price of $50 million.

         Each share of Series C Preferred Stock is convertible into one share of the Company's common stock, par value $.001 per share (the "Common Stock"). This conversion ratio is subject to adjustment under certain circumstances to protect the holders of the Series C Preferred Stock against future dilutive transactions. The holders of the Series C Preferred Stock may convert their shares of Series C Preferred Stock into shares of Common Stock at any time. The Series C Preferred Stock shall automatically be converted into shares of Common Stock upon:

o the affirmative vote of holders of 80% of the outstanding shares of Series C Preferred Stock;
o the closing of a public offering of the Common Stock pursuant to which the offering price is at least $30 per share; and
o upon the election of the Company, provided that the Company's registration statement registering the resale of the shares of common stock issuable upon conversion of the Series C Preferred Stock (the "Registration Statement") has been declared effective by the United States Securities and Exchange Commission (the "SEC") and remains effective and the closing market price of the Common Stock has been equal to at least $18 per share for a period of at least 20 consecutive business days.

         The Series C Preferred Stock accrues a dividend of 8% per annum which is required to be paid on a quarterly basis in kind in the form of additional shares of Series C Preferred Stock. This dividend rate shall increase by 1% on October 3, 2000 and by an additional 1% on the 90th day of each 90-day period thereafter if the Company's application to list its shares of Common Stock on the NASDAQ SmallCap Market (the "Listing Application") has not been approved by NASDAQ prior to such dates. In addition, this dividend rate shall also increase by 1% on December 31, 2000 and by an additional 1% on the last day of each calendar quarter thereafter if the Company's registration statement registering the resale of the shares of common stock issuable upon conversion of the Series C Preferred Stock (the "Registration Statement") has not been declared effective by the SEC.

         If by December 31, 2000, the Company has not filed the Registration Statement with the SEC, then, upon receiving 60 days written notice from holders of at least 80% of the issued and outstanding shares of Series C Preferred Stock, the Company shall be required to redeem the issued and outstanding shares of Series C Preferred Stock in installments, as follows:

o   one third of the shares on or before the date stated in the written notice;
o one third of the shares on the first anniversary of the date stated in the written notice; and
o one third of the shares on the second anniversary of the date stated in the written notice.

The Company shall be obligated to redeem the issued and outstanding shares of Series C Preferred Stock within 60 days of receiving written notice from holders of at least 80% of the issued and outstanding shares of Series C Preferred Stock upon:

o any voluntary or involuntary bankruptcy of the Company, receivership, assignment for the benefit of creditors, liquidation or acceleration of any third party obligations;

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o   any payment default continuing for at least 120 days where the aggregate amount in default is greater than $750,000; and
o the Company's use of the proceeds of the offering in a manner which is not permitted by the Series C Preferred Stock Purchase Agreement.

Any such redemption shall be at a price per share equal to the greater of (i) the liquidation value of the Series C Preferred Stock of $12.00 per share plus all accrued and unpaid dividends, or (ii) the fair market value per share of the Common Stock on the redemption date.

         The Company is obligated to file the Registration Statement with the SEC on or before May 31, 2000 and has agreed to use its best efforts to have the Registration Statement declared effective not later than June 1, 2000.

         In connection with the issuance of the Series C Preferred Stock, the Company issued warrants (the "Warrants") to purchase an aggregate of 416,667 shares of the Company's common stock to the Series C Investors. The Warrants are exercisable until March 2, 2003 at an exercise price of $26.58 per share of the Company's common stock (subject to adjustment in certain circumstances), provided that if while the Registration Statement is effective, the closing market price of the Common Stock is at least $39.87 per share for at least 30 consecutive days, then the Company may terminate the Warrants upon 30 days prior written notice. The Company also agreed to issue to certain purchasers of the Series C Preferred Stock warrants to purchase an aggregate of 62,500 shares of the Company's common stock on July 1, 2000 and on the thirtieth day of each subsequent 30 day period thereafter (the "Compensation Warrants") that the Company has failed to have the Registration Statement declared effective by the SEC. The Compensation Warrants are exercisable until the second anniversary of their date of issuance at an exercise price equal to $4.09 per share.

         Until the earlier of March 3, 2001 or the date on which the Company closes a public offering of its common stock at an offering price of at least $30 per share and pursuant to which it receives gross proceeds of at least $20,000,000, each holder of the Series C Preferred Stock has the right to purchase that number of shares of the Company's capital stock sold in a private placement offering which the Company completes for financing purposes equal to its pro rata ownership interest in the Company, calculated on a fully diluted, as converted basis. This right does not apply to any shares of capital stock issued pursuant to any stock option, incentive, or benefit plan or in connection with any merger, acquisition or other strategic purpose which is not primarily to raise equity capital.

         Copies of the Certificate of Designations, Preferences and Rights of the Series C Preferred Stock, the form of Common Stock Purchase Warrant, the form of Compensation Warrant, the Registration Rights Agreement and the Securities Purchase Agreements executed in connection with the transaction are attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         4.1 Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock.


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         4.2  Form of Net Value Holdings, Inc. Common Stock Purchase Warrant
              issued in connection with the Series C Convertible Preferred
              Stock.

         4.3 Form of Compensation Warrant to be issued in connection with the Series C Convertible Preferred Stock.

         10.1 Registration Rights Agreement, dated as of March 3, 2000, by and among Net Value Holdings, Inc. and the Series C Investors.

         10.2 Series C Preferred Stock Purchase Agreement, dated as of March 3, 2000, among Net Value Holdings, Inc. and The Altar Rock Fund, L.P., Raptor Global Portfolio, Ltd., Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P.

         10.3 Series C Preferred Stock Purchase Agreement, dated as of March 3, 2000, among Net Value Holdings, Inc. and the remaining Series C Investors.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NET VALUE HOLDINGS, INC.



Date: March 17, 2000                 By:  /s/ Andrew P. Panzo
                                          --------------------
                                          Name:  Andrew P. Panzo
                                          Title: Chairman and Chief Executive
                                                 Officer








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                                  EXHIBIT INDEX
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No.
---

4.1 Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock.

4.2 Form of Net Value Holdings, Inc. Common Stock Purchase Warrant issued in connection with the Series C Convertible Preferred Stock.

4.3 Form of Compensation Warrant to be issued in connection with the Series C Convertible Preferred Stock.

10.1 Registration Rights Agreement, dated as of March 3, 2000, by and among Net Value Holdings, Inc. and the Series C Investors.

10.2 Series C Preferred Stock Purchase Agreement, dated as of March 3, 2000, among Net Value Holdings, Inc. and The Altar Rock Fund, L.P., Raptor Global Portfolio, Ltd., Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P.

10.3 Series C Preferred Stock Purchase Agreement, dated as of March 3, 2000, among Net Value Holdings, Inc. and the remaining Series C Investors.





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